Exhibit 10.7



                  SECOND AMENDMENT TO NABISCO CREDIT AGREEMENT
                  --------------------------------------------



          SECOND AMENDMENT (this "Amendment"), dated as of November 3, 1995, among NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), NABISCO, INC., a New Jersey corporation (the "Borrower") and the various lending institutions (the "Banks") party to the Credit Agreement referred to below. All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H :
                              - - - - - - - - - -



          WHEREAS, Holdings, the Borrower and the Banks are parties to a Credit Agreement, dated as of April 28, 1995 (as amended, modified or supplemented to the date hereof, the "Credit Agreement"); and

          WHEREAS, Holdings, the Borrower and the Banks wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:


I.  Amendments to the Credit Agreement.
    ----------------------------------

          1. Section 1.14 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (i) appearing therein and inserting a comma in lieu thereof and inserting the following immediately after the end of clause
(ii) appearing therein:

     "and (iii) in the event that such Replaced Bank is a party to the 364 DF Credit Agreement, the Borrower shall also take the actions specified in Section 1.14 of the 364 DF Credit Agreement and replace such Bank as a Bank thereunder."

          2. Section 6 of the Credit Agreement is hereby amended by inserting the phrase ", subject to the exceptions set forth in Section 5.02," immediately following the phrase "Section 6" appearing in the preamble of said Section.

          3. Section 8.04(a) of the Credit Agreement is hereby amended by inserting the phrase ", to the extent that the aggregate outstanding principal amount of Indebtedness permitted pursuant to this clause (a)(i) shall not exceed $500,000,000" immediately after the phrase "Replacement Receivables Facility" appearing therein.

          4. Section 8.07 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new
Section 8.07:

          "8.07   Consolidated Net Worth.  Holdings will not permit
                  ----------------------
     Consolidated Net Worth at any time to be less than an amount equal to the sum of (x) $3,750,000,000 plus (y) the sum of 25% of Consolidated Net Income, if positive, for each prior fiscal year of Holdings, if any, ending after January 1, 1996.".

          5. Section 8.08 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new
Section 8.08:

          "8.08   Fixed Charge Coverage Ratio.  Holdings will not permit the
                  ---------------------------
     ratio of (i) Adjusted Operating Income to (ii) Consolidated Fixed Charges for any Test Period to be less than 1.15 to 1.00.".

          6. Section 8.09 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new
Section 8.09:

          "8.09   Leverage Ratio.  Holdings will not permit the ratio of (i)
                  --------------
     Adjusted Consolidated Debt to (ii) Adjusted Operating Income for any Test Period to be more than 3.70 to 1.00.".

          7. Section 8.10 of the Credit Agreement is hereby amended by deleting said Section in its entirety and inserting in lieu thereof the following new
Section 8.10:

          "8.10   Cash Interest Coverage Ratio.  Holdings will not permit the
                  ----------------------------
     ratio of (i) Adjusted Operating Income to (ii) Consolidated Cash Interest Expense for any Test Period to be less than 3.00 to 1.00.".

          8. Section 9.04(a) of the Credit Agreement is hereby amended by inserting the following clause immediately after the phrase "(determined without regard to whether any notice or lapse of time is required" contained therein:

          ", provided that the existence of any Event of Default under this
     Section 9.04(a)(ii) with respect to Indebtedness outstanding under the 364 DF Credit Agreement shall be determined after giving effect to any notice or lapse of time provided to the Borrower in the 364 DF Credit Agreement".

          9. Section 10 of the Credit Agreement shall be amended by (a) deleting the definitions "Applicable Facility Fee Percentage", "Commercial Paper Outstandings" and "Cumulative Consolidated Net Income" contained therein in their entirety and (b) inserting the following definitions in appropriate alphabetical order:

          "Applicable Facility Fee Percentage" shall mean, at any time during a period set forth the percentage set forth below opposite such period below:

                                         Applicable Facility
            Period                         Fee Percentage
            ------                         --------------

            NIG Period                          .225%

            Minimum Investment                  .175%
            Grade Period
            Increased
            Investment Grade                    .150%
            Period

            Maximum Investment                  .125%
            Grade Period

          "Commercial Paper Outstandings" shall mean, at any time during a CP Period, an amount equal to (I) the sum of (x) the face amount of all commercial paper previously issued by Holdings and/or any of its Subsidiaries at a discount and outstanding at such time plus (y) the
                                                             ----
     principal amount of all commercial paper previously issued by Holdings and/or any of its Subsidiaries on an interest bearing basis and outstanding at such time, in each case that will be refinanced, if necessary, pursuant to a CP Refinancing Borrowing less (II) the Commercial Paper Outstandings at such time as defined in the 364 DF Credit Agreement, provided that the
                                                             --------
     Commercial Paper Outstandings that may be refinanced pursuant to CP Refinancing Borrowings shall not exceed at any time an amount equal to (i) $1,500,000,000 less (ii) the then aggregate principal amount of all Loans made pursuant to CP Refinancing Borrowings.

          "Consolidated Net Income" shall mean, for any period, for any Person the consolidated net income of such Person and its Subsidiaries, determined in accordance with GAAP, for such period.

          "Cumulative Consolidated Net Income" shall mean, at any time for any determination thereof, the sum of (i) Consolidated Net Income of Holdings for the period (taken as one accounting period) commencing January 1, 1995 and ending on the last day of the last fiscal quarter of Holdings then ended plus (ii) all losses from debt retirement deducted in determining the Consolidated Net Income of Holdings for the period referred to in clause (i) above.

          "364 DF Credit Agreement" shall mean the Credit Agreement, dated as of November 3, 1995, among Holdings, the Borrower and the lending institutions party thereto relating to initial commitments aggregating $1,500,000,000, as the same may be modified, supplemented or amended from time to time.

          10. Section 10 of the Credit Agreement shall be further amended by deleting the phrase "one rating level" appearing in the definition "Maximum Investment Grade Rating" and inserting in lieu thereof the phrase "at least one or more levels".

          11. Section 10 of the Credit Agreement shall be further amended by deleting the following phrase appearing in the definition "Replacement Receivables Facility" in its entirety:

     "(i) the aggregate amount of available credit to Hanover under such facility does not exceed the aggregate amount available to Hanover under the Hanover Facility or the Replacement Receivables Facility, as the case may be, being replaced or refinanced and (ii)".

          12.  Section 12.04(b)(A) of the Credit Agreement is hereby amended by
(a) inserting the phrase "(I) in the event of an assignment relating to this Agreement only," immediately prior to the amount "$10,000,000" contained in the first sentence thereof, (b) inserting the following phrase immediately after the word "zero" appearing at the end of the first sentence thereof:

     "and (II) in the event of an assignment relating this Agreement and the 364 DF Credit Agreement, $5,000,000, provided, that the aggregate amount of
                                      --------
     such assignment under this Agreement and the 364 DF Credit Agreement is at least $10,000,000, except to the extent that after giving effect to any such assignment the assigning Bank shall have reduced its Commitment hereunder to zero";

and (c) inserting the following phrase immediately prior to the phrase "by (I)" appearing in the third sentence thereof:

     "(provided, that in the event of simultaneous assignments relating to this Agreement and the 364 DF Credit Agreement, the fees for such assignment shall total $2,500)".

          13. Section 12.07(a) of the Credit Agreement is hereby amended by inserting "(i)" immediately after the phrase "provided further that" and
                                              -------- -------
inserting the following at the end of said Section:

     "and (ii) in the event that the Indebtedness and related receivables under the Hanover Facility or under any Replacement Receivables Facility are no longer given off-balance sheet treatment, any such Indebtedness, the interest expense or discount thereon and related receivables under the Hanover Facility or any Replacement Receivables Facility shall continue to receive off-balance sheet treatment for purposes of determining compliance with Section 8."


II.  Miscellaneous Provisions
     ------------------------

          1. In order to induce the Banks to enter into this Amendment, each Credit Party hereby (i) makes each of the representations, warranties and agree-ments contained in Section 6 of the Credit Agreement and (ii) represents and warrants that there exists no Default or Event of Default, in each case on the Amendment Date (as defined below), both before and after giving effect to this Amendment.

          2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

          4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          5. This Amendment shall become effective on the date (the "Amendment Date") when (i) the Borrower shall have given notice to the Payments Administrator pursuant to Section 3.02 of the Credit Agreement of a reduction in the Total Unutilized Commitment such that, after giving effect thereto, the Total Commitment shall equal an amount not greater than $2,000,000,000 and (ii) each of the Credit Parties and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of facsimile transmission) the same to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Eric F. Leicht, Esq.

(Facsimile No.: (212) 354-8113). After transmitting its executed signature page as provided above, each of the Banks shall deliver executed hard copies of this Amendment to White & Case, 1155 Avenue of the Americas, New York, New York 10036, Attention: Eric F. Leicht, Esq.

          6. From and after the Amendment Date, all references to the Credit Agreement in the Credit Agreement and the other Credit Documents shall be deemed to be references to such Credit Agreement as modified hereby.

                               *        *        *

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.



                                    NABISCO HOLDINGS CORP.


                                    By  /s/ Frank Suozzi
                                      -----------------------------------------
                                       Title: Vice President & Treasurer



                                    NABISCO, INC.


                                    By  /s/ Frank Suozzi
                                      ------------------------------------------
                                       Title: Vice President & Treasurer

                                        SENIOR MANAGING AGENTS

                                        BANKERS TRUST COMPANY


                                        By  /s/ Mary Kay Coyle
                                          --------------------------------
                                           Title: Managing Director



                                        THE CHASE MANHATTAN BANK, N.A.


                                        By  /s/ Patricia B. Bril
                                          ----------------------------------
                                           Title:  Managing Director



                                        CHEMICAL BANK


                                        By  /s/ Robert Gaynor
                                          ----------------------------------
                                           Title:  Vice President



                                        CITIBANK, N.A.


                                        By  /s/ Steven R. Victorin
                                          --------------------------------
                                           Title:  Attorney in Fact



                                        THE FUJI BANK, LIMITED


                                        By  /s/ Katsunori Nozawa
                                          --------------------------------
                                           Title:  Vice President &
                                                    Manager

                                        MANAGING AGENTS

                                        ABN AMRO BANK N.V. NEW YORK BRANCH


                                        By  /s/ Frances Logan
                                          ---------------------------------
                                           Title: Vice President


                                        By  /s/ Janet T. Marple
                                          ---------------------------------
                                           Title:  Assistant Vice
                                                    President



                                        BANK OF AMERICA NT & SA


                                        By  /s/ David Noda
                                          ---------------------------------
                                           Title:  Vice President



                                        THE BANK OF NEW YORK


                                        By  /s/ Russel Gorman
                                          ---------------------------------
                                           Title:  Vice President



                                        THE BANK OF NOVA SCOTIA


                                        By  /s/ Terry K. Fryett
                                          ------------------------------
                                           Title:  Authorized Signatory



                                        BANQUE PARIBAS


                                        By  /s/ Mary T. Finnegan
                                          ---------------------------------
                                           Title:  Group Vice President


                                        By  /s/ John J. McCormick III
                                          ---------------------------------
                                           Title: Assistant Vice President

                                        CIBC, INC.


                                        By  /s/ Judy Domkowski
                                          ------------------------------
                                           Title:  Authorized Signatory



                                        CREDIT LYONNAIS - CAYMAN ISLAND
                                          BRANCH


                                        By  /s/ Mark Campellone
                                          ------------------------------
                                           Title:  Authorized Signature



                                        CREDIT LYONNAIS - NEW YORK BRANCH


                                        By  /s/ Mark Campellone
                                          --------------------------------
                                           Title:  Vice President



                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/ Bertram H. Tang
                                          ---------------------------------
                                           Title:  Assistant Vice President



                                        DEUTSCHE BANK AG, NEW YORK BRANCH
                                          AND/OR CAYMAN ISLANDS BRANCHES


                                        By  /s/ Robert M. Wood, Jr.
                                          -------------------------------
                                           Title:  Vice President


                                        By  /s/ James Fox
                                          -------------------------------
                                           Title:  Assistant Vice President

                                        THE INDUSTRIAL BANK OF JAPAN,
                                          LIMITED - NEW YORK BRANCH


                                        By  /s/ Junri Oda
                                          ----------------------------------
                                           Title:  Senior Vice President &
                                                    Senior Manager



                                        MIDLAND BANK PLC


                                        By  /s/ Mark J. Rakov
                                          ---------------------------------
                                           Title:  Authorized Signatory



                                        THE MITSUBISHI BANK, LIMITED-NEW
                                          YORK BRANCH


                                        By  /s/ Paula Mueller
                                          ------------------------------
                                           Title:  Vice President



                                        MORGAN GUARANTY TRUST COMPANY OF
                                          NEW YORK


                                        By  /s/ Adam J. Silver
                                          ------------------------------
                                           Title:  Associate



                                        THE SAKURA BANK, LTD.


                                        By  /s/ Masahiro Nakajo
                                          --------------------------------
                                           Title:  Senior Vice President &
                                                    Manager



                                        THE SANWA BANK LIMITED


                                        By  /s/ Stephen Small
                                          --------------------------------
                                           Title:  Vice President & Area
                                                    Manager

                                        SOCIETE GENERALE



                                        By  /s/ Robert Petersen
                                          ---------------------------------
                                           Title:  Vice President



                                        THE SUMITOMO BANK, LIMITED NEW YORK
                                          BRANCH


                                        By  /s/ Yoshinori Kawamura
                                          ---------------------------------
                                           Title:  Joint General Manager



                                        THE TOKAI BANK, LIMITED


                                        By  /s/ Stuart M. Schulman
                                          ----------------------------------
                                           Title:  Senior Vice President



                                        LEAD MANAGERS

                                        BANCA COMMERCIALE ITALIANA NEW YORK
                                          BRANCH


                                        By  /s/ Charles Dougherty
                                          ---------------------------------
                                           Title:  Vice President


                                        By  /s/ Julia M. Welch
                                          ----------------------------------
                                           Title:   Assistant Vice President



                                        THE BANK OF TOKYO TRUST COMPANY


                                        By  /s/ Michael C. Irwin
                                          ---------------------------------
                                           Title:  Vice President

                                        THE LTCB TRUST COMPANY


                                        By /s/ Rene O. LeBlanc
                                          --------------------------------------
                                          Title:  Senior Vice President



                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION


                                        By /s/ Patricia Loret de Mola
                                          --------------------------------------
                                          Title:  Senior Vice President



                                        THE MITSUI TRUST AND BANKING
                                           COMPANY, LIMITED - NEW YORK
                                           BRANCH


                                        By /s/ Gerard Machado
                                          --------------------------------------
                                          Title:  Vice President & Manager



                                        NATIONSBANK, N.A.


                                        By /s/ James T. Gilland
                                          --------------------------------------
                                          Title:  Senior Vice President



                                        ROYAL BANK OF CANADA


                                        By /s/ David A. Barsalou
                                          --------------------------------------
                                          Title:  Senior Manager



                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By /s/ Samuel P. Moss
                                          --------------------------------------
                                          Title:  Senior Vice President

                                        MANAGERS

                                        BAYERISCHE VEREINSBANK AG
                                          NEW YORK BRANCH


                                        By /s/ Marianne Weinzinger
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Walter H. Eckmeier
                                          --------------------------------------
                                          Title:  Vice President



                                        CREDIT SUISSE


                                        By /s/ Edward E. Barr
                                          --------------------------------------
                                          Title:  Associate


                                        By /s/ Michael C. Mast
                                          --------------------------------------
                                          Title:  Member of Senior Management



                                        WESTDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH


                                        By /s/ Alan S. Bookspan
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Robert G. Carino
                                          --------------------------------------
                                          Title:  Vice President



                                        YASUDA TRUST & BANKING
                                          COMPANY, LIMITED


                                        By /s/ Rohn M. Laudenschlager
                                          --------------------------------------
                                          Title:  Senior Vice President

                                        CO-MANAGERS

                                        ASAHI BANK


                                        By /s/ Tomohiko Kareko
                                          --------------------------------------
                                          Title:  Senior Deputy General
                                                  Manager



                                        COOPERATIEVE CENTRALE
                                          RAIFFEISEN-BOERENLEENBANK B.A.,
                                          "RABOBANK NEDERLAND"


                                        By /s/ Johannes F. Breukhoven
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Ian Reece
                                          --------------------------------------
                                          Title:  Vice President & Manager



                                        TORONTO DOMINION (NEW YORK), INC.


                                        By /s/ Reg Waylen
                                          --------------------------------------
                                          Title:  Director



                                        UNION BANK OF SWITZERLAND
                                          NEW YORK BRANCH


                                        By /s/ Peter B. Yearley
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ James P. Kelleher
                                          --------------------------------------
                                          Title:  Assistant Vice President



                                        OTHER BANKS

                                        ARAB BANK PLC - GRAND CAYMAN
                                          BRANCH


                                        By /s/ Peter Boyadjian
                                          --------------------------------------
                                          Title:  Senior Vice President

                                        BANCA CASSA DI RISPARMIO DI
                                          TORINO S.P.A.


                                        By /s/ J. Slade Carter, Jr.
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Robert P. DeSantes
                                          --------------------------------------
                                          Title:  Vice President & Head
                                                  of Corporate Banking



                                        BANCO DI ROMA S.P.A.


                                        By /s/ Ralph L. Riehle
                                          --------------------------------------
                                          Title:  First Vice President


                                        By /s/ Luca Balestra
                                          --------------------------------------
                                          Title:  Assistant Vice President



                                        BANCO CENTRAL HISPANOAMERICANO,
                                          S.A.


                                        By /s/ Francisco Alcon
                                          --------------------------------------
                                          Title:  Executive Vice President
                                                  & General Manager



                                        BAYERISCHE LANDESBANK
                                          GIROZENTRALE


                                        By /s/ Bert von Stuelpnagel
                                          --------------------------------------
                                          Title:  Executive Vice President
                                                  & Manager


                                        By /s/ Peter Obermann
                                          --------------------------------------
                                          Title:  Senior Vice President

                                        FIRST FIDELITY BANK,
                                          NATIONAL ASSOCIATION


                                        By /s/ Grace Vallacchi
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Wendell Jones
                                          --------------------------------------
                                          Title:  Vice President



                                        THE HOKKAIDO TAKUSHOKU BANK, LTD.


                                        By /s/ Hiromoto Ishizuka
                                          --------------------------------------
                                          Title:  Vice President



                                        KREDIETBANK N.V.


                                       By /s/ Armen Karozichian
                                          --------------------------------------
                                          Title:  Vice President


                                        By /s/ Robert Snauffer
                                          --------------------------------------
                                          Title:  Vice President



                                        NORDDEUTSCHE LANDESBANK
                                          GIROZENTRALE, NEW YORK BRANCH
                                          AND/OR CAYMAN ISLANDS BRANCH


                                        By /s/ Stephen K. Hunter
                                          --------------------------------------
                                          Title:  Senior Vice President


                                        By /s/ Stephanie Hoevermann
                                          --------------------------------------
                                          Title:  Vice President



                                        THE NORINCHUKIN BANK


                                        By /s/ Kenichi Yoshikubo
                                          --------------------------------------
                                          Title:  Joint General Manager

                                        THE NORTHERN TRUST COMPANY


                                        By /s/ Lawson E. Whiting
                                          --------------------------------------
                                          Title:  Commercial Banking Officer



                                        THE ROYAL BANK OF SCOTLAND PLC


                                        By /s/ David Dougan
                                          --------------------------------------
                                          Title:  Vice President



                                        SWISS BANK CORPORATION
                                          NEW YORK BRANCH


                                        By /s/ William S. Lutkins
                                          --------------------------------------
                                          Title:  Associate Director Credit
                                                  Risk Management


                                        By /s/ H. Clark Worthley
                                          --------------------------------------
                                          Title:  Associate Director



                                        THE TOYO TRUST & BANKING CO.,
                                          LTD. - NEW YORK BRANCH


                                        By /s/ Hiroyuki Fukuro
                                          --------------------------------------
                                          Title:  Vice President



                                        VIA BANQUE


                                        By /s/ Jean-Louis Simon
                                          --------------------------------------
                                          Title:  DGA


                                        By /s/ Frederic Fournier
                                          --------------------------------------
                                          Title:  S.S. Directeur

                                        THE CHUO TRUST & BANKING CO.,
                                          LTD. - NEW YORK AGENCY


                                        By /s/ Kunio Kimura
                                          --------------------------------------
                                          Title:  Deputy General Manager



                                        CREDITO ITALIANO, S.P.A.


                                        By /s/ Harmon P. Butler
                                          --------------------------------------
                                          Title:  First Vice President


                                        By /s/ Saiyed A. Abbas
                                          --------------------------------------
                                          Title:  Assistant Vice President



                                        GULF INTERNATIONAL BANK B.S.C.


                                        By /s/ Haytham F. Khalil
                                          --------------------------------------
                                          Title:  Assistant Vice President


                                        By /s/ Abdel-Fattah Tahoun
                                          --------------------------------------
                                          Title:  Senior Vice President



                                        THE NIPPON CREDIT BANK, LTD.,


                                        By /s/ Hideaki Mori
                                          --------------------------------------
                                          Title:  Vice President & Manager



                                        STANDARD CHARTERED BANK


                                        By /s/ Brian S. Taylor
                                          --------------------------------------
                                          Title:  Assistant Vice President



                                        UNITED STATES NATIONAL BANK OF
                                          OREGON


                                        By /s/ Douglas A. Rich
                                          --------------------------------------
                                          Title:  Vice President



                                        SUMITOMO BANK OF CALIFORNIA


                                        By /s/ Shuji Ito
                                          --------------------------------------
                                                  Division Manager